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         [TICKETMASTER.COM LOGO]                [CITYSEARCH.COM LOGO]



For Release Tuesday, May 30, 2000, 6:30 a.m. (EST)

                 TICKETMASTER ONLINE-CITYSEARCH, INC. ANNOUNCES
                        ACQUISITION OF TICKETWEB, INC.
     TICKETWEB ADDS DOMESTIC AND INTERNATIONAL TICKETING PRESENCE WITH SMALL
             AND MEDIUM VENUES, TOGETHER WITH ASP TICKETING SOLUTION

         Pasadena, Calif., May 30, 2000 - Ticketmaster Online-CitySearch, Inc., (NASDAQ:TMCS) announced today that it has acquired TicketWeb Inc., a privately held ticketing company based in Berkeley, California. Under the terms of the agreement, TicketWeb becomes a wholly owned subsidiary of TMCS in an all-stock transaction valued at $35.2 million.

The acquisition of TicketWeb significantly expands the range and depth of CitySearch's move into ticketing for local activities and events. CitySearch provides a suite of local "get it done" services, from restaurant reservations to hotel room bookings. Earlier this year, CitySearch initiated entry into ticketing for small and medium facilities with its acquisition of 2b Technologies, Inc., the leading museum and cultural event ticketer, and its trial of an Internet-only, small-venue ticketing product in Seattle. Into this family of products and services, TicketWeb adds its leading browser-based ticketing software. TicketWeb will maintain its separate brand, business model and staff.

"TicketWeb is a terrific strategic fit for CitySearch - it's where the ticketing business and city guide business meet," said Dan Marriott, Executive Vice President of Strategy and Development at TMCS. "As a result of this combination, CitySearch can provide ticketing services for nearly any local activity, including those with reserved seating. TicketWeb's software also attracts the types of clients that match up well with our editorial listings - the local activities that our customers tend to look for when they are deciding what to do over the weekend, such as symphony concerts, clubs, museum exhibitions, amusement


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parks and film festivals. In addition, we believe that we can accelerate the growth of this business by utilizing our existing CitySearch sales force."

TicketWeb has approximately 700 clients, including San Francisco's The Bottom of the Hill, New York's Bowery Ballroom, Six Flags Magic Mountain, the San Francisco Symphony, London's Brixton Academy, the San Diego Zoo, New York's Museum of Modern Art, Bravo Entertainment/Bill Silva Presents and Nobody In Particular Presents (Colorado's largest independent concert promoter). During the coming months, TicketWeb events will be integrated into citysearch.com's city guides.

"We are blown away by the synergies of this deal," said Andrew Dreskin, President and CEO of TicketWeb. "This transaction allows us to expand our reach in an accelerated timeframe. It's bringing together the leading city guides, which feature the hippest and most happening events, with a ticketing company that handles many of those types of events. It should lead to significant new revenue opportunities for the combined entity.

"By teaming with CitySearch, we believe our clients will sell substantially more tickets by gaining exposure on one of the most visited local networks on the Internet," Dreskin added. "Through CitySearch's sales network, TicketWeb's reach will also be significantly increased, and our users will have more venues and events from which to choose. Further, we are technologists, and TMCS is at the forefront of implementing new web technologies."

Under the terms of the transaction, the Company will issue more than 2 million shares of common stock, representing approximately two percent of Ticketmaster Online-CitySearch's shares outstanding. "This is a highly strategic acquisition and the purchase price reflects the compression in valuations which have occurred in the private and public Internet sector over the last few months. With TicketWeb's excellent team, clients and technology, we are confident that we will be able to substantially grow our combined businesses in the small and medium size ticketing market," said Marriott.


ACQUISITION EXPANDS INTERNATIONAL PRESENCE

TicketWeb has expanded rapidly in Europe and South Africa. In Europe, working with the McKenzie Group, Ltd., TicketWeb UK handles ticketing for some of the U.K.'s most


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popular venues, including the Brixton Academy and Shepherds Bush
Empire. Working with African Media Entertainment Ltd. (AME), the parent company of BIG Concerts (South Africa's largest concert promoter), TicketWeb South Africa has handled ticketing duties for tours including Janet Jackson.

"We continue to expand our presence internationally, having already established CitySearch as a leading local city guide in Australia, Korea, Japan and Scandinavia. This acquisition, combined with our US efforts, provides a powerful platform to continue to grow the citysearch.com and ticketmaster.com brands and develop additional revenue streams by offering transaction services worldwide," said Marriott.


ABOUT TICKETWEB

Founded in 1995, TicketWeb (WWW.TICKETWEB.COM) was one of the Internet's first Application Service Providers (ASPs). Its remotely hosted, proprietary software can turn any desktop computer with an Internet connection into a fully functioning box office without the need for special equipment. TicketWeb consumers are also able to purchase tickets through the company's call center, its Interactive Voice Response system or at one of its retail outlets.

Self-service features enabled by TicketWeb's technology give clients the ability to add or remove events from sale, manage ticket inventory, pull reports and print tickets from a standard PC. Because the software is remotely hosted, a promoter can perform all of these functions from any computer with a web connection - even from home or while attending an out-of-town conference.

Other TicketWeb clients include the Lyric Opera of Chicago and American Conservatory Theatre; Chicago's famed Second City comedy club; the San Francisco International Film Festival; the Guggenheim in New York; Silicon Valley's Tech Museum of Innovation; the Pacific Science Center in Seattle; and the hugely popular Burning Man Festival. In the U.K., TicketWeb tickets events for more than 100 venues and event promoters, including MCP Promotions, SJM Concerts and Metropolis Music.


ABOUT TICKETMASTER ONLINE-CITYSEARCH


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Ticketmaster Online-CitySearch (Nasdaq: TMCS - NEWS) is the leading local network enabling people to get the most out of their city. Operating in cities worldwide, TMCS helps people find and plan what they want to do, and then take action, with local transactions functionality such as buying event tickets, making reservations, or meeting the right people to do things with -- anytime, anywhere, on multiple devices. This integrated family of sites includes Ticketmaster.com, the world's number one online ticketing company; Citysearch.com, the leading local network; and Match.com, the premier online matchmaking service. Located in Pasadena, California, TMCS is majority owned by USA Networks, Inc. (Nasdaq: USAI - NEWS) and has equity investments in Active.com, FairMarket.com, and Foodline.com.



PRESS CONFERENCE CALL - MAY 30, 2000 - 10:30 PDT

Reporters wishing to participate may call: +1-888-989-6487 Passcode: CitySearch

A conference call replay will be available at: +1-888-568-0163 (no passcode required)



SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

THIS PRESS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS ABOUT TICKETMASTER ONLINE-CITYSEARCH, INC. (THE "COMPANY"'), INCLUDING THOSE CONCERNING ITS FUTURE PRODUCT PLANS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES. THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THESE STATEMENTS. AMONG THE RISKS AND UNCERTAINTIES THAT COULD ADVERSELY AFFECT THE COMPANY'S ACTUAL RESULTS ARE: THE COMPANY'S LACK OF PROFITABILITY AND ANTICIPATION OF CONTINUED LOSSES; THE COMPANY'S DEPENDENCE ON ITS RELATIONSHIP WITH TICKETMASTER CORPORATION; CONTROL OF THE COMPANY BY USA NETWORKS, INC.; THE POTENTIAL FOR CONFLICTS OF INTEREST BETWEEN THE COMPANY AND USA NETWORKS, INC.; POSSIBLE FUTURE SALES OF THE COMPANY'S SECURITIES BY USA NETWORKS, INC.; RISKS ASSOCIATED WITH THE INTEGRATION OF COMPONENT COMPANIES; THE COMPANY'S FUTURE CAPITAL NEEDS AND THE UNCERTAINTY OF ADDITIONAL FINANCING; THE UNPREDICTABILITY AND POTENTIAL FLUCTUATIONS IN FUTURE REVENUES AND OPERATING RESULTS; THE FACT THAT THE COMPANY COMPETES IN NEW AND EMERGING MARKETS; THE COMPANY'S TURNOVER RATE; THE COMPANY'S DEPENDENCE ON THE CONTINUED GROWTH OF ONLINE COMMERCE; AND THE COMPANY'S DEPENDENCE ON ESTABLISHING AND MAINTAINING STRATEGIC RELATIONSHIPS WITH LOCAL MEDIA COMPANIES. INVESTORS ARE ENCOURAGED TO READ THE RISKS AND UNCERTAINTIES DETAILED IN THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

Ticketmaster Online-CitySearch is the owner or licensee of its name and logo trademarks and service marks. All other trademarks and trade names are the property of their respective owners.

                                      # # #

FOR MORE INFORMATION:

Mary M. McAboy, Ticketmaster Online-CitySearch, +1-626-660-2858;
mmcaboy@citysearch.com
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Shawn Fraser, TicketWeb; +1-510-715-9403; shawn@ticketweb.com
                                          -------------------

Sara Strickland, Ticketmaster Online-CitySearch,+1-626-660-2758;
sara@citysearch.com
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Eric Jaffe, Ticketmaster Online-CitySearch, +1-626-660-3572;
ejaffe@citysearch.com
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Ticketmaster Online-CitySearch corporate headquarters is located at 790 East
Colorado Boulevard - Suite 200, Pasadena, California, 91101; +1-626-405-0050; fax +1-626-405-9929; info@citysearch.com.
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